UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NEVRO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  NEVRO CORP.  2021 Annual Meeting of Stockholders  Vote by May 24, 2021  11:59 PM ET   NEVRO CORP.   1800 BRIDGE PARKWAY  REDWOOD CITY, CA 94065  D46581-P53777  You invested in NEVRO CORP. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held via the Internet on May 25, 2021 at 10:30 AM PDT at www.virtualshareholdermeeting.com/NVRO2021.  Get informed before you vote  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 25, 2021  10:30 AM, PDT  Smartphone users  Point your camera here and vote without entering a control number  Virtually at:  www.virtualshareholdermeeting.com/NVRO2021  *Please check the meeting materials for any special requirements for meeting attendance.  V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.  Board Recommends  Voting Items  1. Election of Directors   Nominees:  For  01) Michael DeMane  02) Frank Fischer  03) Shawn T McCormick 04) Kevin O’Boyle    05) Karen Prange    06) Brad Vale, PhD., D.V.M.     2. To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021  For  3. To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission  For  NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D46582-P53777